Trade and other receivables	12 Months Ended
Mar. 31, 2021
Trade and other receivables [abstract]
Trade and other receivables
19. Trade and other receivables

Trade and other receivables include amounts which are due from our customers for services we have provided, accrued income which has not yet been billed, prepayments, contract assets where certain milestones are required to be fulfilled and other receivables that are expected to be settled within twelve months.

Trade and other receivables are initially recognised at fair value and subsequently measured at amortised cost, less any appropriate allowances for estimated irrecoverable amounts.

	2021	2020
	£m	£m
Trade receivables	1,503	1,571
Accrued income	863	849
Prepayments	387	408
Contract assets	13	—
Other receivables	153	158
	2,919	2,986

Trade receivables are non-interest-bearing and generally have a 30 to 90 days term. Due to their short maturities, the fair value of trade and other receivables approximates their carrying value. The maximum exposure of trade receivables to credit risk is the gross carrying amount of £2,152 million (2020: £2,063 million).
Provision for impairment of receivables
A provision for credit losses is recognised at an amount equal to the expected credit losses that will arise over the lifetime of the trade receivables and accrued income.

	2021	2020
	£m	£m
At 1 April	512	394
Exchange adjustments	(57)	20
Charge for the year, net of recoveries	326	234
Uncollectible amounts written off	(59)	(136)
Reclassification to held for sale (note 10)	(50)	—
At 31 March	672	512

The trade receivables balance, accrued income balance and provisions balance split by geography are as follows:

	As at 31 March 2021			As at 31 March 2020
	UK	US	Total	UK	US	Total
	£m	£m	£m	£m	£m	£m
Trade receivables	227	1,925	2,152	227	1,836	2,063
Accrued income	547	339	886	461	408	869
Provision for impairment of receivables and accrued income	(23)	(649)	(672)	(40)	(472)	(512)

There are no retail customers in the UK businesses. A provision matrix is not used in the UK as an assessment of expected losses on individual debtors is performed, and the provision is not material.
In the US, £1,852 million (2020: £1,852 million) of the trade receivables and accrued income balance is attributable to retail customers. For non-retail US customer receivables, a provision matrix is not used and expected losses are determined on individual debtors.
The provision for retail customer receivables in the US is calculated based on a series of provision matrices which are prepared by regulated entity and by customer type. The expected loss rates in each provision matrix are based on historical loss rates adjusted for current and forecasted economic conditions at the balance sheet date. The inclusion of forward-looking information in the provision matrix setting process under IFRS 9 resulted in loss rates that reflect expected future economic conditions and the recognition of an expected loss on all debtors even where no loss event has occurred.
In March 2020, the Group’s US distribution businesses ceased certain customer cash collection activities in response to regulatory instructions and to changes in State, Federal and City level regulations and guidance, and actions to minimise risk to the Group’s employees as a result of COVID-19. The Group also ceased customer termination activities as requested by relevant local authorities. Certain collection activities did resume during the year where permitted, but this was a small proportion compared to normal levels.
In calculating our provision for impairment of receivables at 31 March 2021, we were able to incorporate the actual cash collection levels experienced since the start of the pandemic to determine the expected loss rates per category of outstanding receivable by operating company, which is summarised in the provision matrix shown below. For the year ended 31 March 2020, there was limited cash collection data available with regards to the impact that COVID-19 would have on collection of receivables. Therefore, in order to reflect the impact of COVID-19 into our calculation of the charge for the year, we considered the macroeconomic data including unemployment levels and our previous experience regarding debtor recoverability during and in the aftermath of the 2008/09 financial crisis (which impacted all of our service territories) and that following Superstorm Sandy in 2012 which impacted our downstate New York gas business specifically.
19. Trade and other receivables continued
Based on our review of these factors, we concluded that a reasonable range for the provisions recognised in the current year would be £320 million to £342 million ($440 million to $470 million), which considered the continued application of our previous experience regarding debtor recoverability in the aftermath of historical impactful events, as well as the collections experience seen since the start of the pandemic, and concluded that a total charge of £326 million represented our best estimate based on the information available. For the year ended 31 March 2020, we determined that the additional provision recognised in light of the cessation of customer terminations and collections following the moratoriums introduced would lie between £81 million and £161 million ($100 million and $200 million), and concluded an additional COVID-19 related charge of £117 million represented our best estimate based on the information available, primarily as this represented an impact twice as severe as Superstorm Sandy, adjusted to incorporate all service territories impacted.
The average expected loss rates and gross balances for the retail customer receivables in our US operations are set out below:

	2021	2021	2020	2020
	%	£m	%	£m
Accrued income	7	322	5	395
0 – 30 days past due	7	580	5	651
30 – 60 days past due	24	155	14	194
60 – 90 days past due	36	108	29	109
3 – 6 months past due	52	140	47	121
6 – 12 months past due	66	180	63	105
Over 12 months past due	71	367	79	277
		1,852		1,852

US retail customer receivables are not collateralised. Trade receivables are written off when regulatory requirements are met. Write-off policies vary between jurisdictions as they are aligned with the local regulatory requirements, which differ between regulators. There were no significant amounts written off during the period that were still subject to enforcement action. Our internal definition of default is aligned with that of the individual regulators in each jurisdiction.
For further information on our wholesale and retail credit risk, refer to note 32(a).